UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 25, 2011

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area
code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

5.02(d)

As of November 25, 2011, Wilshire Bancorp, Inc. (the “Company”) received all notices of non-disapproval from the Federal Reserve Bank of San Francisco, the Federal Deposit Insurance Corporation, and the California Department of Financial Institutions for the appointment of John Taylor and Craig Mautner to serve as directors of both the Company and its wholly owned subsidiary, Wilshire State Bank (the “Bank”). Mr. Taylor will serve as a Class II director effective immediately, and Mr. Mautner will begin serving as a Class II director in February 2012.

For more information regarding the appointments of Mr. Taylor and Mr. Mautner, see the Form 8-K filed by the Company with the Securities and Exchange Commission on October 4, 2011, which is incorporated herein by reference.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: November 29, 2011	By:	/s/ Alex Ko
Alex Ko, Executive Vice President and Chief
Financial Officer

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